October 21, 2016

Schroder Absolute Return EMD and Currency Fund

Schroder Series Trust

875 Third Avenue

New York, NY 10022-6225

Hartford Schroders Emerging Markets Debt and Currency Fund

The Hartford Mutual Funds II, Inc.

c/o Hartford Funds Management Company, LLC

5 Radnor Corporate Center, 100 Matsonford Road, Suite 300

Radnor, PA 19087

Ladies and Gentlemen:

We have acted as counsel in connection with the Agreement and Plan of Reorganization (the “Agreement”) dated October 21, 2016, between The Hartford Mutual Funds II, Inc., a Maryland corporation (“Acquiring Company”) on behalf of one of its series, Hartford Schroders Emerging Markets Debt and Currency Fund (“Acquiring Fund”), Schroder Series Trust, a Massachusetts business trust (“Target Trust”) on behalf of one of its series, Schroder Absolute Return EMD and Currency Fund (“Target Fund,” and together with Acquiring Fund, the “Funds”), with respect to sections 2.4, 4.4, 8.2, and 8.3 of the Agreement only, Schroder Investment Management North America Inc., and, with respect to sections 2.4, 4.5, 8.2, and 8.3 of the Agreement only, Hartford Funds Management Company, LLC.  The Agreement describes a proposed transaction (the “Reorganization”) to occur as of the date of this letter, pursuant to which Acquiring Fund will acquire all of the assets of Target Fund in exchange for shares of beneficial interest in Acquiring Fund and the assumption by Acquiring Fund of all of the liabilities of Target Fund, following which Target Fund will distribute, or at Target Fund’s option, will cause Acquiring Fund to distribute, the shares in Acquiring Fund to Target Fund

1

shareholders in liquidation and termination of Target Fund.  This opinion as to certain U.S. federal income tax consequences of the Reorganization is furnished to you pursuant to section 6.3(f) of the Agreement.  Capitalized terms not defined herein are used herein as defined in the Agreement.

Target Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  Shares of Target Fund are redeemable at net asset value at each shareholder’s option.  Target Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”).

Acquiring Company is registered under the 1940 Act as an open-end management investment company.  Shares of Acquiring Fund are redeemable at net asset value at each shareholder’s option.

For purposes of this opinion, we have considered the Agreement, the Combined Prospectus/Proxy Statement dated September 9, 2016 and such other items as we have deemed necessary to render this opinion.  In addition, each of Target Fund and Acquiring Fund has provided us with a letter dated as of the date hereof (collectively, the “Representation Letters”) representing as to certain facts, occurrences and information upon which each of Target Fund and Acquiring Fund has indicated that we may rely in rendering this opinion (whether or not contained or reflected in the documents and items referred to above).

In reviewing the foregoing materials, we have assumed, with your permission, the authenticity of original documents, the accuracy of copies, the genuineness of signatures, the legal capacity of signatories, and the proper execution of documents.  We have further assumed that (i) all parties to the Agreement and any other documents examined by us have acted, and will act, in accordance with the terms of such Agreement and documents, and that the Reorganization will be consummated pursuant to the terms and conditions set forth in the Agreement without the waiver or modification of any such terms and conditions; and (ii) all representations contained in the Agreement, as well as those representations contained in the Representation Letters, are true and complete.

Based on and subject to the foregoing and subject to the final paragraphs hereof, we are of the opinion that, for U.S. federal income tax purposes:

(i)

The transfer by Target Fund of all of its assets to Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by Acquiring Fund of all the liabilities of Target Fund, and the distribution of such shares to the Target Fund shareholders by Target Fund or, at Target Fund’s option, by Acquiring Fund, as provided in the Agreement, will constitute a “reorganization” under Section 368(a) of the Code, and Target Fund and Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

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(ii)

Under Sections 361 and 357 of the Code, no gain or loss will be recognized by Target Fund upon (a) the transfer of all its assets to Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by Acquiring Fund of all the liabilities of Target Fund or (b) the distribution of the Acquiring Fund shares by Target Fund to its shareholders or, at Target Fund’s option, distribution by the Acquiring Fund of the Acquiring Fund shares to Target Fund shareholders, in liquidation of Target Fund.

(iii)

Under Section 1032 of the Code, no gain or loss will be recognized by Acquiring Fund upon receipt of the assets of Target Fund in exchange for Acquiring Fund shares and the assumption by Acquiring Fund of all liabilities of Target Fund.

(iv)

Under Section 354 of the Code, no gain or loss will be recognized by the shareholders of Target Fund upon the distribution to them by Target Fund or, at Target Fund’s option, the distribution to them by Acquiring Fund, of the Acquiring Fund shares in exchange for their shares of Target Fund.

(v)	Under Section 358 of the Code, the basis of the Acquiring Fund shares received by shareholders of Target Fund will be the same as the basis of the Target Fund shares exchanged therefor.

(vi)

Under Section 362(b) of the Code, the basis of Target Fund’s assets received by Acquiring Fund will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of Target Fund immediately prior to the transfer.

(vii)

Under Section 1223(1) of the Code, each shareholder’s holding period in the Acquiring Fund shares will be determined by including the period for which the shareholder held the shares of Target Fund exchanged therefor, provided that the shareholder held the Target Fund shares as a capital asset at the time of the exchange.

(viii)	Under Section 1223(2) of the Code, the holding period of Acquiring Fund with respect to Target Fund’s assets will include the period for which Target Fund’s assets were held by Target Fund.

(ix)

Acquiring Fund will succeed to and take into account those tax attributes of Target Fund that are described in Section 381(c) of the Code, subject to the conditions and limitations specified in the Code, the Treasury regulations thereunder, and existing court decisions and published interpretations of the Code and Treasury regulations.

[Remainder of page intentionally left blank.]

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You should recognize that our opinions are not binding on the IRS. No ruling has been or will be obtained from the IRS as to the subject matter of this opinion and there can be no assurance that the IRS or a court of law will concur with the opinion set forth above.  Our opinion is based on the Code, Treasury Regulations, IRS rulings, judicial decisions, and other applicable authority, all as in effect on the date of this opinion.  The legal authorities on which this opinion is based may be changed at any time.  Any such changes may be retroactively applied and could modify the opinions expressed above. We undertake no obligation to update or supplement this opinion to reflect any such changes that may occur.

Very truly yours,

/s/ Ropes & Gray LLP
Ropes & Gray LLP

4

October 21, 2016

Schroder Broad Tax-Aware Value Bond Fund

Schroder Series Trust

875 Third Avenue

New York, NY 10022-6225

Hartford Schroders Tax-Aware Bond Fund

The Hartford Mutual Funds II, Inc.

c/o Hartford Funds Management Company, LLC

5 Radnor Corporate Center, 100 Matsonford Road, Suite 300

Radnor, PA 19087

Ladies and Gentlemen:

We have acted as counsel in connection with the Agreement and Plan of Reorganization (the “Agreement”) dated October 21, 2016, between The Hartford Mutual Funds II, Inc., a Maryland corporation (“Acquiring Company”) on behalf of one of its series, Hartford Schroders Tax-Aware Bond Fund (“Acquiring Fund”), Schroder Series Trust, a Massachusetts business trust (“Target Trust”) on behalf of one of its series, Schroder Broad Tax-Aware Value Bond Fund (“Target Fund,” and together with Acquiring Fund, the “Funds”), with respect to sections 2.4, 4.4, 8.2, and 8.3 of the Agreement only, Schroder Investment Management North America Inc., and, with respect to sections 2.4, 4.5, 8.2, and 8.3 of the Agreement only, Hartford Funds Management Company, LLC.  The Agreement describes a proposed transaction (the “Reorganization”) to occur as of the date of this letter, pursuant to which Acquiring Fund will acquire all of the assets of Target Fund in exchange for shares of beneficial interest in Acquiring Fund and the assumption by Acquiring Fund of all of the liabilities of Target Fund, following which Target Fund will distribute, or at Target Fund’s option, will cause Acquiring Fund to distribute, the shares in Acquiring Fund to Target Fund shareholders in liquidation and

1

termination of Target Fund.  This opinion as to certain U.S. federal income tax consequences of the Reorganization is furnished to you pursuant to section 6.3(f) of the Agreement.  Capitalized terms not defined herein are used herein as defined in the Agreement.

Target Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  Shares of Target Fund are redeemable at net asset value at each shareholder’s option.  Target Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”).

Acquiring Company is registered under the 1940 Act as an open-end management investment company.  Shares of Acquiring Fund are redeemable at net asset value at each shareholder’s option.

For purposes of this opinion, we have considered the Agreement, the Combined Prospectus/Proxy Statement dated September 9, 2016 and such other items as we have deemed necessary to render this opinion.  In addition, each of Target Fund and Acquiring Fund has provided us with a letter dated as of the date hereof (collectively, the “Representation Letters”) representing as to certain facts, occurrences and information upon which each of Target Fund and Acquiring Fund has indicated that we may rely in rendering this opinion (whether or not contained or reflected in the documents and items referred to above).

In reviewing the foregoing materials, we have assumed, with your permission, the authenticity of original documents, the accuracy of copies, the genuineness of signatures, the legal capacity of signatories, and the proper execution of documents.  We have further assumed that (i) all parties to the Agreement and any other documents examined by us have acted, and will act, in accordance with the terms of such Agreement and documents, and that the Reorganization will be consummated pursuant to the terms and conditions set forth in the Agreement without the waiver or modification of any such terms and conditions; and (ii) all representations contained in the Agreement, as well as those representations contained in the Representation Letters, are true and complete.

Based on and subject to the foregoing and subject to the final paragraphs hereof, we are of the opinion that, for U.S. federal income tax purposes:

(i)

The transfer by Target Fund of all of its assets to Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by Acquiring Fund of all the liabilities of Target Fund, and the distribution of such shares to the Target Fund shareholders by Target Fund or, at Target Fund’s option, by Acquiring Fund, as provided in the Agreement, will constitute a “reorganization” under Section 368(a) of the Code, and Target Fund and Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

2

(ii)

Under Sections 361 and 357 of the Code, no gain or loss will be recognized by Target Fund upon (a) the transfer of all its assets to Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by Acquiring Fund of all the liabilities of Target Fund or (b) the distribution of the Acquiring Fund shares by Target Fund to its shareholders or, at Target Fund’s option, distribution by the Acquiring Fund of the Acquiring Fund shares to Target Fund shareholders, in liquidation of Target Fund.

(iii)

Under Section 1032 of the Code, no gain or loss will be recognized by Acquiring Fund upon receipt of the assets of Target Fund in exchange for Acquiring Fund shares and the assumption by Acquiring Fund of all liabilities of Target Fund.

(iv)

Under Section 354 of the Code, no gain or loss will be recognized by the shareholders of Target Fund upon the distribution to them by Target Fund or, at Target Fund’s option, the distribution to them by Acquiring Fund, of the Acquiring Fund shares in exchange for their shares of Target Fund.

(v)	Under Section 358 of the Code, the basis of the Acquiring Fund shares received by shareholders of Target Fund will be the same as the basis of the Target Fund shares exchanged therefor.

(vi)

Under Section 362(b) of the Code, the basis of Target Fund’s assets received by Acquiring Fund will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of Target Fund immediately prior to the transfer.

(vii)

Under Section 1223(1) of the Code, each shareholder’s holding period in the Acquiring Fund shares will be determined by including the period for which the shareholder held the shares of Target Fund exchanged therefor, provided that the shareholder held the Target Fund shares as a capital asset at the time of the exchange.

(viii)	Under Section 1223(2) of the Code, the holding period of Acquiring Fund with respect to Target Fund’s assets will include the period for which Target Fund’s assets were held by Target Fund.

(ix)

Acquiring Fund will succeed to and take into account those tax attributes of Target Fund that are described in Section 381(c) of the Code, subject to the conditions and limitations specified in the Code, the Treasury regulations thereunder, and existing court decisions and published interpretations of the Code and Treasury regulations.

[Remainder of page intentionally left blank.]

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You should recognize that our opinions are not binding on the IRS. No ruling has been or will be obtained from the IRS as to the subject matter of this opinion and there can be no assurance that the IRS or a court of law will concur with the opinion set forth above.  Our opinion is based on the Code, Treasury Regulations, IRS rulings, judicial decisions, and other applicable authority, all as in effect on the date of this opinion.  The legal authorities on which this opinion is based may be changed at any time.  Any such changes may be retroactively applied and could modify the opinions expressed above. We undertake no obligation to update or supplement this opinion to reflect any such changes that may occur.

Very truly yours,

/s/ Ropes & Gray LLP
Ropes & Gray LLP

4

October 21, 2016

Schroder Emerging Market Equity Fund

Schroder Series Trust

875 Third Avenue

New York, NY 10022-6225

Hartford Schroders Emerging Markets Equity Fund

The Hartford Mutual Funds II, Inc.

c/o Hartford Funds Management Company, LLC

5 Radnor Corporate Center, 100 Matsonford Road, Suite 300

Radnor, PA 19087

Ladies and Gentlemen:

We have acted as counsel in connection with the Agreement and Plan of Reorganization (the “Agreement”) dated October 21, 2016, between The Hartford Mutual Funds II, Inc., a Maryland corporation (“Acquiring Company”) on behalf of one of its series, Hartford Schroders Emerging Markets Equity Fund (“Acquiring Fund”), Schroder Series Trust, a Massachusetts business trust (“Target Trust”) on behalf of one of its series, Schroder Emerging Market Equity Fund (“Target Fund,” and together with Acquiring Fund, the “Funds”), with respect to sections 2.4, 4.4, 8.2, and 8.3 of the Agreement only, Schroder Investment Management North America Inc., and, with respect to sections 2.4, 4.5, 8.2, and 8.3 of the Agreement only, Hartford Funds Management Company, LLC.  The Agreement describes a proposed transaction (the “Reorganization”) to occur as of the date of this letter, pursuant to which Acquiring Fund will acquire all of the assets of Target Fund in exchange for shares of beneficial interest in Acquiring Fund and the assumption by Acquiring Fund of all of the liabilities of Target Fund, following which Target Fund will distribute, or at Target Fund’s option, will cause Acquiring Fund to distribute, the shares in Acquiring Fund to Target Fund shareholders in liquidation and

1

termination of Target Fund.  This opinion as to certain U.S. federal income tax consequences of the Reorganization is furnished to you pursuant to section 6.3(f) of the Agreement.  Capitalized terms not defined herein are used herein as defined in the Agreement.

Target Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  Shares of Target Fund are redeemable at net asset value at each shareholder’s option.  Target Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”).

Acquiring Company is registered under the 1940 Act as an open-end management investment company.  Shares of Acquiring Fund are redeemable at net asset value at each shareholder’s option.

For purposes of this opinion, we have considered the Agreement, the Combined Prospectus/Proxy Statement dated September 9, 2016 and such other items as we have deemed necessary to render this opinion.  In addition, each of Target Fund and Acquiring Fund has provided us with a letter dated as of the date hereof (collectively, the “Representation Letters”) representing as to certain facts, occurrences and information upon which each of Target Fund and Acquiring Fund has indicated that we may rely in rendering this opinion (whether or not contained or reflected in the documents and items referred to above).

In reviewing the foregoing materials, we have assumed, with your permission, the authenticity of original documents, the accuracy of copies, the genuineness of signatures, the legal capacity of signatories, and the proper execution of documents.  We have further assumed that (i) all parties to the Agreement and any other documents examined by us have acted, and will act, in accordance with the terms of such Agreement and documents, and that the Reorganization will be consummated pursuant to the terms and conditions set forth in the Agreement without the waiver or modification of any such terms and conditions; and (ii) all representations contained in the Agreement, as well as those representations contained in the Representation Letters, are true and complete.

Based on and subject to the foregoing and subject to the final paragraphs hereof, we are of the opinion that, for U.S. federal income tax purposes:

(i)

The transfer by Target Fund of all of its assets to Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by Acquiring Fund of all the liabilities of Target Fund, and the distribution of such shares to the Target Fund shareholders by Target Fund or, at Target Fund’s option, by Acquiring Fund, as provided in the Agreement, will constitute a “reorganization” under Section 368(a) of the Code, and Target Fund and Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

2

(ii)

Under Sections 361 and 357 of the Code, no gain or loss will be recognized by Target Fund upon (a) the transfer of all its assets to Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by Acquiring Fund of all the liabilities of Target Fund or (b) the distribution of the Acquiring Fund shares by Target Fund to its shareholders or, at Target Fund’s option, distribution by the Acquiring Fund of the Acquiring Fund shares to Target Fund shareholders, in liquidation of Target Fund.

(iii)

Under Section 1032 of the Code, no gain or loss will be recognized by Acquiring Fund upon receipt of the assets of Target Fund in exchange for Acquiring Fund shares and the assumption by Acquiring Fund of all liabilities of Target Fund.

(iv)

Under Section 354 of the Code, no gain or loss will be recognized by the shareholders of Target Fund upon the distribution to them by Target Fund or, at Target Fund’s option, the distribution to them by Acquiring Fund, of the Acquiring Fund shares in exchange for their shares of Target Fund.

(v)	Under Section 358 of the Code, the basis of the Acquiring Fund shares received by shareholders of Target Fund will be the same as the basis of the Target Fund shares exchanged therefor.

(vi)

Under Section 362(b) of the Code, the basis of Target Fund’s assets received by Acquiring Fund will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of Target Fund immediately prior to the transfer.

(vii)

Under Section 1223(1) of the Code, each shareholder’s holding period in the Acquiring Fund shares will be determined by including the period for which the shareholder held the shares of Target Fund exchanged therefor, provided that the shareholder held the Target Fund shares as a capital asset at the time of the exchange.

(viii)	Under Section 1223(2) of the Code, the holding period of Acquiring Fund with respect to Target Fund’s assets will include the period for which Target Fund’s assets were held by Target Fund.

(ix)

Acquiring Fund will succeed to and take into account those tax attributes of Target Fund that are described in Section 381(c) of the Code, subject to the conditions and limitations specified in the Code, the Treasury regulations thereunder, and existing court decisions and published interpretations of the Code and Treasury regulations.

[Remainder of page intentionally left blank.]

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You should recognize that our opinions are not binding on the IRS. No ruling has been or will be obtained from the IRS as to the subject matter of this opinion and there can be no assurance that the IRS or a court of law will concur with the opinion set forth above.  Our opinion is based on the Code, Treasury Regulations, IRS rulings, judicial decisions, and other applicable authority, all as in effect on the date of this opinion.  The legal authorities on which this opinion is based may be changed at any time.  Any such changes may be retroactively applied and could modify the opinions expressed above. We undertake no obligation to update or supplement this opinion to reflect any such changes that may occur.

Very truly yours,

/s/ Ropes & Gray LLP
Ropes & Gray LLP

4

October 21, 2016

Schroder Emerging Markets Multi-Sector Bond Fund

Schroder Series Trust

875 Third Avenue

New York, NY 10022-6225

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

The Hartford Mutual Funds II, Inc.

c/o Hartford Funds Management Company, LLC

5 Radnor Corporate Center, 100 Matsonford Road, Suite 300

Radnor, PA 19087

Ladies and Gentlemen:

We have acted as counsel in connection with the Agreement and Plan of Reorganization (the “Agreement”) dated October 21, 2016, between The Hartford Mutual Funds II, Inc., a Maryland corporation (“Acquiring Company”) on behalf of one of its series, Hartford Schroders Emerging Markets Multi-Sector Bond Fund (“Acquiring Fund”), Schroder Series Trust, a Massachusetts business trust (“Target Trust”) on behalf of one of its series, Schroder Emerging Markets Multi-Sector Bond Fund (“Target Fund,” and together with Acquiring Fund, the “Funds”), with respect to sections 2.4, 4.4, 8.2, and 8.3 of the Agreement only, Schroder Investment Management North America Inc., and, with respect to sections 2.4, 4.5, 8.2, and 8.3 of the Agreement only, Hartford Funds Management Company, LLC.  The Agreement describes a proposed transaction (the “Reorganization”) to occur as of the date of this letter, pursuant to which Acquiring Fund will acquire all of the assets of Target Fund in exchange for shares of beneficial interest in Acquiring Fund and the assumption by Acquiring Fund of all of the liabilities of Target Fund, following which Target Fund will distribute, or at Target Fund’s option, will cause Acquiring Fund to distribute, the shares in Acquiring Fund to Target Fund

1

shareholders in liquidation and termination of Target Fund.  This opinion as to certain U.S. federal income tax consequences of the Reorganization is furnished to you pursuant to section 6.3(f) of the Agreement.  Capitalized terms not defined herein are used herein as defined in the Agreement.

Target Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  Shares of Target Fund are redeemable at net asset value at each shareholder’s option.  Target Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”).

Acquiring Company is registered under the 1940 Act as an open-end management investment company.  Shares of Acquiring Fund are redeemable at net asset value at each shareholder’s option.

For purposes of this opinion, we have considered the Agreement, the Combined Prospectus/Proxy Statement dated September 9, 2016 and such other items as we have deemed necessary to render this opinion.  In addition, each of Target Fund and Acquiring Fund has provided us with a letter dated as of the date hereof (collectively, the “Representation Letters”) representing as to certain facts, occurrences and information upon which each of Target Fund and Acquiring Fund has indicated that we may rely in rendering this opinion (whether or not contained or reflected in the documents and items referred to above).

In reviewing the foregoing materials, we have assumed, with your permission, the authenticity of original documents, the accuracy of copies, the genuineness of signatures, the legal capacity of signatories, and the proper execution of documents.  We have further assumed that (i) all parties to the Agreement and any other documents examined by us have acted, and will act, in accordance with the terms of such Agreement and documents, and that the Reorganization will be consummated pursuant to the terms and conditions set forth in the Agreement without the waiver or modification of any such terms and conditions; and (ii) all representations contained in the Agreement, as well as those representations contained in the Representation Letters, are true and complete.

Based on and subject to the foregoing and subject to the final paragraphs hereof, we are of the opinion that, for U.S. federal income tax purposes:

(i)

The transfer by Target Fund of all of its assets to Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by Acquiring Fund of all the liabilities of Target Fund, and the distribution of such shares to the Target Fund shareholders by Target Fund or, at Target Fund’s option, by Acquiring Fund, as provided in the Agreement, will constitute a “reorganization” under Section 368(a) of the Code, and Target Fund and Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

2

(ii)

Under Sections 361 and 357 of the Code, no gain or loss will be recognized by Target Fund upon (a) the transfer of all its assets to Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by Acquiring Fund of all the liabilities of Target Fund or (b) the distribution of the Acquiring Fund shares by Target Fund to its shareholders or, at Target Fund’s option, distribution by the Acquiring Fund of the Acquiring Fund shares to Target Fund shareholders, in liquidation of Target Fund.

(iii)

Under Section 1032 of the Code, no gain or loss will be recognized by Acquiring Fund upon receipt of the assets of Target Fund in exchange for Acquiring Fund shares and the assumption by Acquiring Fund of all liabilities of Target Fund.

(iv)

Under Section 354 of the Code, no gain or loss will be recognized by the shareholders of Target Fund upon the distribution to them by Target Fund or, at Target Fund’s option, the distribution to them by Acquiring Fund, of the Acquiring Fund shares in exchange for their shares of Target Fund.

(v)	Under Section 358 of the Code, the basis of the Acquiring Fund shares received by shareholders of Target Fund will be the same as the basis of the Target Fund shares exchanged therefor.

(vi)

Under Section 362(b) of the Code, the basis of Target Fund’s assets received by Acquiring Fund will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of Target Fund immediately prior to the transfer.

(vii)

Under Section 1223(1) of the Code, each shareholder’s holding period in the Acquiring Fund shares will be determined by including the period for which the shareholder held the shares of Target Fund exchanged therefor, provided that the shareholder held the Target Fund shares as a capital asset at the time of the exchange.

(viii)	Under Section 1223(2) of the Code, the holding period of Acquiring Fund with respect to Target Fund’s assets will include the period for which Target Fund’s assets were held by Target Fund.

(ix)

Acquiring Fund will succeed to and take into account those tax attributes of Target Fund that are described in Section 381(c) of the Code, subject to the conditions and limitations specified in the Code, the Treasury regulations thereunder, and existing court decisions and published interpretations of the Code and Treasury regulations.

[Remainder of page intentionally left blank.]

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You should recognize that our opinions are not binding on the IRS. No ruling has been or will be obtained from the IRS as to the subject matter of this opinion and there can be no assurance that the IRS or a court of law will concur with the opinion set forth above.  Our opinion is based on the Code, Treasury Regulations, IRS rulings, judicial decisions, and other applicable authority, all as in effect on the date of this opinion.  The legal authorities on which this opinion is based may be changed at any time.  Any such changes may be retroactively applied and could modify the opinions expressed above. We undertake no obligation to update or supplement this opinion to reflect any such changes that may occur.

Very truly yours,

/s/ Ropes & Gray LLP
Ropes & Gray LLP

4

October 21, 2016

Schroder International Multi-Cap Value Fund

Schroder Series Trust

875 Third Avenue

New York, NY 10022-6225

Hartford Schroders International Multi-Cap Value Fund

The Hartford Mutual Funds II, Inc.

c/o Hartford Funds Management Company, LLC

5 Radnor Corporate Center, 100 Matsonford Road, Suite 300

Radnor, PA 19087

Ladies and Gentlemen:

We have acted as counsel in connection with the Agreement and Plan of Reorganization (the “Agreement”) dated October 21, 2016, between The Hartford Mutual Funds II, Inc., a Maryland corporation (“Acquiring Company”) on behalf of one of its series, Hartford Schroders International Multi-Cap Value Fund (“Acquiring Fund”), Schroder Series Trust, a Massachusetts business trust (“Target Trust”) on behalf of one of its series, Schroder International Multi-Cap Value Fund (“Target Fund,” and together with Acquiring Fund, the “Funds”), with respect to sections 2.4, 4.4, 8.2, and 8.3 of the Agreement only, Schroder Investment Management North America Inc., and, with respect to sections 2.4, 4.5, 8.2, and 8.3 of the Agreement only, Hartford Funds Management Company, LLC.  The Agreement describes a proposed transaction (the “Reorganization”) to occur as of the date of this letter, pursuant to which Acquiring Fund will acquire all of the assets of Target Fund in exchange for shares of beneficial interest in Acquiring Fund and the assumption by Acquiring Fund of all of the liabilities of Target Fund, following which Target Fund will distribute, or at Target Fund’s option, will cause Acquiring Fund to distribute, the shares in Acquiring Fund to Target Fund

1

shareholders in liquidation and termination of Target Fund.  This opinion as to certain U.S. federal income tax consequences of the Reorganization is furnished to you pursuant to section 6.3(f) of the Agreement.  Capitalized terms not defined herein are used herein as defined in the Agreement.

Target Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  Shares of Target Fund are redeemable at net asset value at each shareholder’s option.  Target Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”).

Acquiring Company is registered under the 1940 Act as an open-end management investment company.  Shares of Acquiring Fund are redeemable at net asset value at each shareholder’s option.

For purposes of this opinion, we have considered the Agreement, the Combined Prospectus/Proxy Statement dated September 9, 2016 and such other items as we have deemed necessary to render this opinion.  In addition, each of Target Fund and Acquiring Fund has provided us with a letter dated as of the date hereof (collectively, the “Representation Letters”) representing as to certain facts, occurrences and information upon which each of Target Fund and Acquiring Fund has indicated that we may rely in rendering this opinion (whether or not contained or reflected in the documents and items referred to above).

In reviewing the foregoing materials, we have assumed, with your permission, the authenticity of original documents, the accuracy of copies, the genuineness of signatures, the legal capacity of signatories, and the proper execution of documents.  We have further assumed that (i) all parties to the Agreement and any other documents examined by us have acted, and will act, in accordance with the terms of such Agreement and documents, and that the Reorganization will be consummated pursuant to the terms and conditions set forth in the Agreement without the waiver or modification of any such terms and conditions; and (ii) all representations contained in the Agreement, as well as those representations contained in the Representation Letters, are true and complete.

Based on and subject to the foregoing and subject to the final paragraphs hereof, we are of the opinion that, for U.S. federal income tax purposes:

(i)

The transfer by Target Fund of all of its assets to Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by Acquiring Fund of all the liabilities of Target Fund, and the distribution of such shares to the Target Fund shareholders by Target Fund or, at Target Fund’s option, by Acquiring Fund, as provided in the Agreement, will constitute a “reorganization” under Section 368(a) of the Code, and Target Fund and Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

2

(ii)

Under Sections 361 and 357 of the Code, no gain or loss will be recognized by Target Fund upon (a) the transfer of all its assets to Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by Acquiring Fund of all the liabilities of Target Fund or (b) the distribution of the Acquiring Fund shares by Target Fund to its shareholders or, at Target Fund’s option, distribution by the Acquiring Fund of the Acquiring Fund shares to Target Fund shareholders, in liquidation of Target Fund.

(iii)

Under Section 1032 of the Code, no gain or loss will be recognized by Acquiring Fund upon receipt of the assets of Target Fund in exchange for Acquiring Fund shares and the assumption by Acquiring Fund of all liabilities of Target Fund.

(iv)

Under Section 354 of the Code, no gain or loss will be recognized by the shareholders of Target Fund upon the distribution to them by Target Fund or, at Target Fund’s option, the distribution to them by Acquiring Fund, of the Acquiring Fund shares in exchange for their shares of Target Fund.

(v)	Under Section 358 of the Code, the basis of the Acquiring Fund shares received by shareholders of Target Fund will be the same as the basis of the Target Fund shares exchanged therefor.

(vi)

Under Section 362(b) of the Code, the basis of Target Fund’s assets received by Acquiring Fund will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of Target Fund immediately prior to the transfer.

(vii)

Under Section 1223(1) of the Code, each shareholder’s holding period in the Acquiring Fund shares will be determined by including the period for which the shareholder held the shares of Target Fund exchanged therefor, provided that the shareholder held the Target Fund shares as a capital asset at the time of the exchange.

(viii)	Under Section 1223(2) of the Code, the holding period of Acquiring Fund with respect to Target Fund’s assets will include the period for which Target Fund’s assets were held by Target Fund.

(ix)

Acquiring Fund will succeed to and take into account those tax attributes of Target Fund that are described in Section 381(c) of the Code, subject to the conditions and limitations specified in the Code, the Treasury regulations thereunder, and existing court decisions and published interpretations of the Code and Treasury regulations.

[Remainder of page intentionally left blank.]

3

You should recognize that our opinions are not binding on the IRS. No ruling has been or will be obtained from the IRS as to the subject matter of this opinion and there can be no assurance that the IRS or a court of law will concur with the opinion set forth above.  Our opinion is based on the Code, Treasury Regulations, IRS rulings, judicial decisions, and other applicable authority, all as in effect on the date of this opinion.  The legal authorities on which this opinion is based may be changed at any time.  Any such changes may be retroactively applied and could modify the opinions expressed above. We undertake no obligation to update or supplement this opinion to reflect any such changes that may occur.

Very truly yours,

/s/ Ropes & Gray LLP
Ropes & Gray LLP

4

October 21, 2016

Schroder Global Multi-Asset Income Fund

Schroder Series Trust

875 Third Avenue

New York, NY 10022-6225

Hartford Schroders Income Builder Fund

The Hartford Mutual Funds II, Inc.

c/o Hartford Funds Management Company, LLC

5 Radnor Corporate Center, 100 Matsonford Road, Suite 300

Radnor, PA 19087

Ladies and Gentlemen:

We have acted as counsel in connection with the Agreement and Plan of Reorganization (the “Agreement”) dated October 21, 2016, between The Hartford Mutual Funds II, Inc., a Maryland corporation (“Acquiring Company”) on behalf of one of its series, Hartford Schroders Income Builder Fund (“Acquiring Fund”), Schroder Series Trust, a Massachusetts business trust (“Target Trust”) on behalf of one of its series, Schroder Global Multi-Asset Income Fund (“Target Fund,” and together with Acquiring Fund, the “Funds”), with respect to sections 2.4, 4.4, 8.2, and 8.3 of the Agreement only, Schroder Investment Management North America Inc., and, with respect to sections 2.4, 4.5, 8.2, and 8.3 of the Agreement only, Hartford Funds Management Company, LLC.  The Agreement describes a proposed transaction (the “Reorganization”) to occur as of the date of this letter, pursuant to which Acquiring Fund will acquire all of the assets of Target Fund in exchange for shares of beneficial interest in Acquiring Fund and the assumption by Acquiring Fund of all of the liabilities of Target Fund, following which Target Fund will distribute, or at Target Fund’s option, will cause Acquiring Fund to distribute, the shares in Acquiring Fund to Target Fund shareholders in liquidation and

1

termination of Target Fund.  This opinion as to certain U.S. federal income tax consequences of the Reorganization is furnished to you pursuant to section 6.3(f) of the Agreement.  Capitalized terms not defined herein are used herein as defined in the Agreement.

Target Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  Shares of Target Fund are redeemable at net asset value at each shareholder’s option.  Target Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”).

Acquiring Company is registered under the 1940 Act as an open-end management investment company.  Shares of Acquiring Fund are redeemable at net asset value at each shareholder’s option.

For purposes of this opinion, we have considered the Agreement, the Combined Prospectus/Proxy Statement dated September 9, 2016 and such other items as we have deemed necessary to render this opinion.  In addition, each of Target Fund and Acquiring Fund has provided us with a letter dated as of the date hereof (collectively, the “Representation Letters”) representing as to certain facts, occurrences and information upon which each of Target Fund and Acquiring Fund has indicated that we may rely in rendering this opinion (whether or not contained or reflected in the documents and items referred to above).

In reviewing the foregoing materials, we have assumed, with your permission, the authenticity of original documents, the accuracy of copies, the genuineness of signatures, the legal capacity of signatories, and the proper execution of documents.  We have further assumed that (i) all parties to the Agreement and any other documents examined by us have acted, and will act, in accordance with the terms of such Agreement and documents, and that the Reorganization will be consummated pursuant to the terms and conditions set forth in the Agreement without the waiver or modification of any such terms and conditions; and (ii) all representations contained in the Agreement, as well as those representations contained in the Representation Letters, are true and complete.

Based on and subject to the foregoing and subject to the final paragraphs hereof, we are of the opinion that, for U.S. federal income tax purposes:

(i)

The transfer by Target Fund of all of its assets to Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by Acquiring Fund of all the liabilities of Target Fund, and the distribution of such shares to the Target Fund shareholders by Target Fund or, at Target Fund’s option, by Acquiring Fund, as provided in the Agreement, will constitute a “reorganization” under Section 368(a) of the Code, and Target Fund and Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

2

(ii)

Under Sections 361 and 357 of the Code, no gain or loss will be recognized by Target Fund upon (a) the transfer of all its assets to Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by Acquiring Fund of all the liabilities of Target Fund or (b) the distribution of the Acquiring Fund shares by Target Fund to its shareholders or, at Target Fund’s option, distribution by the Acquiring Fund of the Acquiring Fund shares to Target Fund shareholders, in liquidation of Target Fund.

(iii)

Under Section 1032 of the Code, no gain or loss will be recognized by Acquiring Fund upon receipt of the assets of Target Fund in exchange for Acquiring Fund shares and the assumption by Acquiring Fund of all liabilities of Target Fund.

(iv)

Under Section 354 of the Code, no gain or loss will be recognized by the shareholders of Target Fund upon the distribution to them by Target Fund or, at Target Fund’s option, the distribution to them by Acquiring Fund, of the Acquiring Fund shares in exchange for their shares of Target Fund.

(v)	Under Section 358 of the Code, the basis of the Acquiring Fund shares received by shareholders of Target Fund will be the same as the basis of the Target Fund shares exchanged therefor.

(vi)

Under Section 362(b) of the Code, the basis of Target Fund’s assets received by Acquiring Fund will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of Target Fund immediately prior to the transfer.

(vii)

Under Section 1223(1) of the Code, each shareholder’s holding period in the Acquiring Fund shares will be determined by including the period for which the shareholder held the shares of Target Fund exchanged therefor, provided that the shareholder held the Target Fund shares as a capital asset at the time of the exchange.

(viii)	Under Section 1223(2) of the Code, the holding period of Acquiring Fund with respect to Target Fund’s assets will include the period for which Target Fund’s assets were held by Target Fund.

(ix)

Acquiring Fund will succeed to and take into account those tax attributes of Target Fund that are described in Section 381(c) of the Code, subject to the conditions and limitations specified in the Code, the Treasury regulations thereunder, and existing court decisions and published interpretations of the Code and Treasury regulations.

[Remainder of page intentionally left blank.]

3

You should recognize that our opinions are not binding on the IRS. No ruling has been or will be obtained from the IRS as to the subject matter of this opinion and there can be no assurance that the IRS or a court of law will concur with the opinion set forth above.  Our opinion is based on the Code, Treasury Regulations, IRS rulings, judicial decisions, and other applicable authority, all as in effect on the date of this opinion.  The legal authorities on which this opinion is based may be changed at any time.  Any such changes may be retroactively applied and could modify the opinions expressed above. We undertake no obligation to update or supplement this opinion to reflect any such changes that may occur.

Very truly yours,

/s/ Ropes & Gray LLP
Ropes & Gray LLP

4

October 21, 2016

Schroder Global Strategic Bond Fund

Schroder Series Trust

875 Third Avenue

New York, NY 10022-6225

Hartford Schroders Global Strategic Bond Fund

The Hartford Mutual Funds II, Inc.

c/o Hartford Funds Management Company, LLC

5 Radnor Corporate Center, 100 Matsonford Road, Suite 300

Radnor, PA 19087

Ladies and Gentlemen:

We have acted as counsel in connection with the Agreement and Plan of Reorganization (the “Agreement”) dated October 21, 2016, between The Hartford Mutual Funds II, Inc., a Maryland corporation (“Acquiring Company”) on behalf of one of its series, Hartford Schroders Global Strategic Bond Fund (“Acquiring Fund”), Schroder Series Trust, a Massachusetts business trust (“Target Trust”) on behalf of one of its series, Schroder Global Strategic Bond Fund (“Target Fund,” and together with Acquiring Fund, the “Funds”), with respect to sections 2.4, 4.4, 8.2, and 8.3 of the Agreement only, Schroder Investment Management North America Inc., and, with respect to sections 2.4, 4.5, 8.2, and 8.3 of the Agreement only, Hartford Funds Management Company, LLC.  The Agreement describes a proposed transaction (the “Reorganization”) to occur as of the date of this letter, pursuant to which Acquiring Fund will acquire all of the assets of Target Fund in exchange for shares of beneficial interest in Acquiring Fund and the assumption by Acquiring Fund of all of the liabilities of Target Fund, following which Target Fund will distribute, or at Target Fund’s option, will cause Acquiring Fund to distribute, the shares in Acquiring Fund to Target Fund shareholders in liquidation and

1

termination of Target Fund.  This opinion as to certain U.S. federal income tax consequences of the Reorganization is furnished to you pursuant to section 6.3(f) of the Agreement.  Capitalized terms not defined herein are used herein as defined in the Agreement.

Target Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  Shares of Target Fund are redeemable at net asset value at each shareholder’s option.  Target Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”).

Acquiring Company is registered under the 1940 Act as an open-end management investment company.  Shares of Acquiring Fund are redeemable at net asset value at each shareholder’s option.

For purposes of this opinion, we have considered the Agreement, the Combined Prospectus/Proxy Statement dated September 9, 2016 and such other items as we have deemed necessary to render this opinion.  In addition, each of Target Fund and Acquiring Fund has provided us with a letter dated as of the date hereof (collectively, the “Representation Letters”) representing as to certain facts, occurrences and information upon which each of Target Fund and Acquiring Fund has indicated that we may rely in rendering this opinion (whether or not contained or reflected in the documents and items referred to above).

In reviewing the foregoing materials, we have assumed, with your permission, the authenticity of original documents, the accuracy of copies, the genuineness of signatures, the legal capacity of signatories, and the proper execution of documents.  We have further assumed that (i) all parties to the Agreement and any other documents examined by us have acted, and will act, in accordance with the terms of such Agreement and documents, and that the Reorganization will be consummated pursuant to the terms and conditions set forth in the Agreement without the waiver or modification of any such terms and conditions; and (ii) all representations contained in the Agreement, as well as those representations contained in the Representation Letters, are true and complete.

Based on and subject to the foregoing and subject to the final paragraphs hereof, we are of the opinion that, for U.S. federal income tax purposes:

(i)

The transfer by Target Fund of all of its assets to Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by Acquiring Fund of all the liabilities of Target Fund, and the distribution of such shares to the Target Fund shareholders by Target Fund or, at Target Fund’s option, by Acquiring Fund, as provided in the Agreement, will constitute a “reorganization” under Section 368(a) of the Code, and Target Fund and Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

2

(ii)

Under Sections 361 and 357 of the Code, no gain or loss will be recognized by Target Fund upon (a) the transfer of all its assets to Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by Acquiring Fund of all the liabilities of Target Fund or (b) the distribution of the Acquiring Fund shares by Target Fund to its shareholders or, at Target Fund’s option, distribution by the Acquiring Fund of the Acquiring Fund shares to Target Fund shareholders, in liquidation of Target Fund.

(iii)

Under Section 1032 of the Code, no gain or loss will be recognized by Acquiring Fund upon receipt of the assets of Target Fund in exchange for Acquiring Fund shares and the assumption by Acquiring Fund of all liabilities of Target Fund.

(iv)

Under Section 354 of the Code, no gain or loss will be recognized by the shareholders of Target Fund upon the distribution to them by Target Fund or, at Target Fund’s option, the distribution to them by Acquiring Fund, of the Acquiring Fund shares in exchange for their shares of Target Fund.

(v)	Under Section 358 of the Code, the basis of the Acquiring Fund shares received by shareholders of Target Fund will be the same as the basis of the Target Fund shares exchanged therefor.

(vi)

Under Section 362(b) of the Code, the basis of Target Fund’s assets received by Acquiring Fund will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of Target Fund immediately prior to the transfer.

(vii)

Under Section 1223(1) of the Code, each shareholder’s holding period in the Acquiring Fund shares will be determined by including the period for which the shareholder held the shares of Target Fund exchanged therefor, provided that the shareholder held the Target Fund shares as a capital asset at the time of the exchange.

(viii)	Under Section 1223(2) of the Code, the holding period of Acquiring Fund with respect to Target Fund’s assets will include the period for which Target Fund’s assets were held by Target Fund.

(ix)

Acquiring Fund will succeed to and take into account those tax attributes of Target Fund that are described in Section 381(c) of the Code, subject to the conditions and limitations specified in the Code, the Treasury regulations thereunder, and existing court decisions and published interpretations of the Code and Treasury regulations.

[Remainder of page intentionally left blank.]

3

You should recognize that our opinions are not binding on the IRS. No ruling has been or will be obtained from the IRS as to the subject matter of this opinion and there can be no assurance that the IRS or a court of law will concur with the opinion set forth above. Our opinion is based on the Code, Treasury Regulations, IRS rulings, judicial decisions, and other applicable authority, all as in effect on the date of this opinion.  The legal authorities on which this opinion is based may be changed at any time.  Any such changes may be retroactively applied and could modify the opinions expressed above. We undertake no obligation to update or supplement this opinion to reflect any such changes that may occur.

Very truly yours,

/s/ Ropes & Gray LLP
Ropes & Gray LLP

4

October 21, 2016

Schroder U.S. Small and Mid Cap Opportunities Fund

Schroder Series Trust

875 Third Avenue

New York, NY 10022-6225

Hartford Schroders US Small/Mid Cap Opportunities Fund

The Hartford Mutual Funds II, Inc.

c/o Hartford Funds Management Company, LLC

5 Radnor Corporate Center, 100 Matsonford Road, Suite 300

Radnor, PA 19087

Ladies and Gentlemen:

We have acted as counsel in connection with the Agreement and Plan of Reorganization (the “Agreement”) dated October 21, 2016, between The Hartford Mutual Funds II, Inc., a Maryland corporation (“Acquiring Company”) on behalf of one of its series, Hartford Schroders US Small/Mid Cap Opportunities Fund (“Acquiring Fund”), Schroder Series Trust, a Massachusetts business trust (“Target Trust”) on behalf of one of its series, Schroder U.S. Small and Mid Cap Opportunities Fund (“Target Fund,” and together with Acquiring Fund, the “Funds”), with respect to sections 2.4, 4.4, 8.2, and 8.3 of the Agreement only, Schroder Investment Management North America Inc., and, with respect to sections 2.4, 4.5, 8.2, and 8.3 of the Agreement only, Hartford Funds Management Company, LLC.  The Agreement describes a proposed transaction (the “Reorganization”) to occur as of the date of this letter, pursuant to which Acquiring Fund will acquire all of the assets of Target Fund in exchange for shares of beneficial interest in Acquiring Fund and the assumption by Acquiring Fund of all of the liabilities of Target Fund, following which Target Fund will distribute, or at Target Fund’s option, will cause Acquiring Fund to distribute, the shares in Acquiring Fund to Target Fund

1

shareholders in liquidation and termination of Target Fund.  This opinion as to certain U.S. federal income tax consequences of the Reorganization is furnished to you pursuant to section 6.3(f) of the Agreement.  Capitalized terms not defined herein are used herein as defined in the Agreement.

Target Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  Shares of Target Fund are redeemable at net asset value at each shareholder’s option.  Target Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”).

Acquiring Company is registered under the 1940 Act as an open-end management investment company.  Shares of Acquiring Fund are redeemable at net asset value at each shareholder’s option.

For purposes of this opinion, we have considered the Agreement, the Combined Prospectus/Proxy Statement dated September 9, 2016 and such other items as we have deemed necessary to render this opinion.  In addition, each of Target Fund and Acquiring Fund has provided us with a letter dated as of the date hereof (collectively, the “Representation Letters”) representing as to certain facts, occurrences and information upon which each of Target Fund and Acquiring Fund has indicated that we may rely in rendering this opinion (whether or not contained or reflected in the documents and items referred to above).

In reviewing the foregoing materials, we have assumed, with your permission, the authenticity of original documents, the accuracy of copies, the genuineness of signatures, the legal capacity of signatories, and the proper execution of documents.  We have further assumed that (i) all parties to the Agreement and any other documents examined by us have acted, and will act, in accordance with the terms of such Agreement and documents, and that the Reorganization will be consummated pursuant to the terms and conditions set forth in the Agreement without the waiver or modification of any such terms and conditions; and (ii) all representations contained in the Agreement, as well as those representations contained in the Representation Letters, are true and complete.

Based on and subject to the foregoing and subject to the final paragraphs hereof, we are of the opinion that, for U.S. federal income tax purposes:

(i)

The transfer by Target Fund of all of its assets to Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by Acquiring Fund of all the liabilities of Target Fund, and the distribution of such shares to the Target Fund shareholders by Target Fund or, at Target Fund’s option, by Acquiring Fund, as provided in the Agreement, will constitute a “reorganization” under Section 368(a) of the Code, and Target Fund and Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

2

(ii)

Under Sections 361 and 357 of the Code, no gain or loss will be recognized by Target Fund upon (a) the transfer of all its assets to Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by Acquiring Fund of all the liabilities of Target Fund or (b) the distribution of the Acquiring Fund shares by Target Fund to its shareholders or, at Target Fund’s option, distribution by the Acquiring Fund of the Acquiring Fund shares to Target Fund shareholders, in liquidation of Target Fund.

(iii)

Under Section 1032 of the Code, no gain or loss will be recognized by Acquiring Fund upon receipt of the assets of Target Fund in exchange for Acquiring Fund shares and the assumption by Acquiring Fund of all liabilities of Target Fund.

(iv)

Under Section 354 of the Code, no gain or loss will be recognized by the shareholders of Target Fund upon the distribution to them by Target Fund or, at Target Fund’s option, the distribution to them by Acquiring Fund, of the Acquiring Fund shares in exchange for their shares of Target Fund.

(v)	Under Section 358 of the Code, the basis of the Acquiring Fund shares received by shareholders of Target Fund will be the same as the basis of the Target Fund shares exchanged therefor.

(vi)

Under Section 362(b) of the Code, the basis of Target Fund’s assets received by Acquiring Fund will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of Target Fund immediately prior to the transfer.

(vii)

Under Section 1223(1) of the Code, each shareholder’s holding period in the Acquiring Fund shares will be determined by including the period for which the shareholder held the shares of Target Fund exchanged therefor, provided that the shareholder held the Target Fund shares as a capital asset at the time of the exchange.

(viii)	Under Section 1223(2) of the Code, the holding period of Acquiring Fund with respect to Target Fund’s assets will include the period for which Target Fund’s assets were held by Target Fund.

(ix)

Acquiring Fund will succeed to and take into account those tax attributes of Target Fund that are described in Section 381(c) of the Code, subject to the conditions and limitations specified in the Code, the Treasury regulations thereunder, and existing court decisions and published interpretations of the Code and Treasury regulations.

[Remainder of page intentionally left blank.]

3

You should recognize that our opinions are not binding on the IRS. No ruling has been or will be obtained from the IRS as to the subject matter of this opinion and there can be no assurance that the IRS or a court of law will concur with the opinion set forth above.  Our opinion is based on the Code, Treasury Regulations, IRS rulings, judicial decisions, and other applicable authority, all as in effect on the date of this opinion.  The legal authorities on which this opinion is based may be changed at any time.  Any such changes may be retroactively applied and could modify the opinions expressed above. We undertake no obligation to update or supplement this opinion to reflect any such changes that may occur.

Very truly yours,

/s/ Ropes & Gray LLP
Ropes & Gray LLP

4

October 21, 2016

Schroder International Alpha Fund

Schroder Capital Funds (Delaware)

875 Third Avenue

New York, NY 10022-6225

Hartford Schroders International Stock Fund

The Hartford Mutual Funds II, Inc.

c/o Hartford Funds Management Company, LLC

5 Radnor Corporate Center, 100 Matsonford Road, Suite 300

Radnor, PA 19087

Ladies and Gentlemen:

We have acted as counsel in connection with the Agreement and Plan of Reorganization (the “Agreement”) dated October 21, 2016, between The Hartford Mutual Funds II, Inc., a Maryland corporation (“Acquiring Company”) on behalf of one of its series, Hartford Schroders Emerging Markets Debt and Currency Fund (“Acquiring Fund”), Schroder Capital Funds (Delaware), a Delaware statutory trust (“Target Trust”) on behalf of one of its series, Schroder International Alpha Fund (“Target Fund,” and together with Acquiring Fund, the “Funds”), with respect to sections 2.4, 4.4, 8.2, and 8.3 of the Agreement only, Schroder Investment Management North America Inc., and, with respect to sections 2.4, 4.5, 8.2, and 8.3 of the Agreement only, Hartford Funds Management Company, LLC.  The Agreement describes a proposed transaction (the “Reorganization”) to occur as of the date of this letter, pursuant to which Acquiring Fund will acquire all of the assets of Target Fund in exchange for shares of beneficial interest in Acquiring Fund and the assumption by Acquiring Fund of all of the liabilities of Target Fund, following which Target Fund will distribute, or at Target Fund’s option, will cause Acquiring Fund to distribute, the shares in Acquiring Fund to Target Fund

1

shareholders in liquidation and termination of Target Fund.  This opinion as to certain U.S. federal income tax consequences of the Reorganization is furnished to you pursuant to section 6.3(f) of the Agreement.  Capitalized terms not defined herein are used herein as defined in the Agreement.

Target Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  Shares of Target Fund are redeemable at net asset value at each shareholder’s option.  Target Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”).

Acquiring Company is registered under the 1940 Act as an open-end management investment company.  Shares of Acquiring Fund are redeemable at net asset value at each shareholder’s option.

For purposes of this opinion, we have considered the Agreement, the Combined Prospectus/Proxy Statement dated September 9, 2016 and such other items as we have deemed necessary to render this opinion.  In addition, each of Target Fund and Acquiring Fund has provided us with a letter dated as of the date hereof (collectively, the “Representation Letters”) representing as to certain facts, occurrences and information upon which each of Target Fund and Acquiring Fund has indicated that we may rely in rendering this opinion (whether or not contained or reflected in the documents and items referred to above).

In reviewing the foregoing materials, we have assumed, with your permission, the authenticity of original documents, the accuracy of copies, the genuineness of signatures, the legal capacity of signatories, and the proper execution of documents.  We have further assumed that (i) all parties to the Agreement and any other documents examined by us have acted, and will act, in accordance with the terms of such Agreement and documents, and that the Reorganization will be consummated pursuant to the terms and conditions set forth in the Agreement without the waiver or modification of any such terms and conditions; and (ii) all representations contained in the Agreement, as well as those representations contained in the Representation Letters, are true and complete.

Based on and subject to the foregoing and subject to the final paragraphs hereof, we are of the opinion that, for U.S. federal income tax purposes:

(i)

The transfer by Target Fund of all of its assets to Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by Acquiring Fund of all the liabilities of Target Fund, and the distribution of such shares to the Target Fund shareholders by Target Fund or, at Target Fund’s option, by Acquiring Fund, as provided in the Agreement, will constitute a “reorganization” under Section 368(a) of the Code, and Target Fund and Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

2

(ii)

Under Sections 361 and 357 of the Code, no gain or loss will be recognized by Target Fund upon (a) the transfer of all its assets to Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by Acquiring Fund of all the liabilities of Target Fund or (b) the distribution of the Acquiring Fund shares by Target Fund to its shareholders or, at Target Fund’s option, distribution by the Acquiring Fund of the Acquiring Fund shares to Target Fund shareholders, in liquidation of Target Fund.

(iii)

Under Section 1032 of the Code, no gain or loss will be recognized by Acquiring Fund upon receipt of the assets of Target Fund in exchange for Acquiring Fund shares and the assumption by Acquiring Fund of all liabilities of Target Fund.

(iv)

Under Section 354 of the Code, no gain or loss will be recognized by the shareholders of Target Fund upon the distribution to them by Target Fund or, at Target Fund’s option, the distribution to them by Acquiring Fund, of the Acquiring Fund shares in exchange for their shares of Target Fund.

(v)	Under Section 358 of the Code, the basis of the Acquiring Fund shares received by shareholders of Target Fund will be the same as the basis of the Target Fund shares exchanged therefor.

(vi)

Under Section 362(b) of the Code, the basis of Target Fund’s assets received by Acquiring Fund will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of Target Fund immediately prior to the transfer.

(vii)

Under Section 1223(1) of the Code, each shareholder’s holding period in the Acquiring Fund shares will be determined by including the period for which the shareholder held the shares of Target Fund exchanged therefor, provided that the shareholder held the Target Fund shares as a capital asset at the time of the exchange.

(viii)	Under Section 1223(2) of the Code, the holding period of Acquiring Fund with respect to Target Fund’s assets will include the period for which Target Fund’s assets were held by Target Fund.

(ix)

Acquiring Fund will succeed to and take into account those tax attributes of Target Fund that are described in Section 381(c) of the Code, subject to the conditions and limitations specified in the Code, the Treasury regulations thereunder, and existing court decisions and published interpretations of the Code and Treasury regulations.

[Remainder of page intentionally left blank.]

3

You should recognize that our opinions are not binding on the IRS. No ruling has been or will be obtained from the IRS as to the subject matter of this opinion and there can be no assurance that the IRS or a court of law will concur with the opinion set forth above.  Our opinion is based on the Code, Treasury Regulations, IRS rulings, judicial decisions, and other applicable authority, all as in effect on the date of this opinion.  The legal authorities on which this opinion is based may be changed at any time.  Any such changes may be retroactively applied and could modify the opinions expressed above. We undertake no obligation to update or supplement this opinion to reflect any such changes that may occur.

Very truly yours,

/s/ Ropes & Gray LLP
Ropes & Gray LLP

4

October 21, 2016

Schroder U.S. Opportunities Fund

Schroder Capital Funds (Delaware)

875 Third Avenue

New York, NY 10022-6225

Hartford Schroders US Small Cap Opportunities Fund

The Hartford Mutual Funds II, Inc.

c/o Hartford Funds Management Company, LLC

5 Radnor Corporate Center, 100 Matsonford Road, Suite 300

Radnor, PA 19087

Ladies and Gentlemen:

We have acted as counsel in connection with the Agreement and Plan of Reorganization (the “Agreement”) dated October 21, 2016, between The Hartford Mutual Funds II, Inc., a Maryland corporation (“Acquiring Company”) on behalf of one of its series, Hartford Schroders US Small Cap Opportunities Fund (“Acquiring Fund”), Schroder Capital Funds (Delaware), a Massachusetts business trust (“Target Trust”) on behalf of one of its series, Schroder U.S. Opportunities Fund (“Target Fund,” and together with Acquiring Fund, the “Funds”), with respect to sections 2.4, 4.4, 8.2, and 8.3 of the Agreement only, Schroder Investment Management North America Inc., and, with respect to sections 2.4, 4.5, 8.2, and 8.3 of the Agreement only, Hartford Funds Management Company, LLC.  The Agreement describes a proposed transaction (the “Reorganization”) to occur as of the date of this letter, pursuant to which Acquiring Fund will acquire all of the assets of Target Fund in exchange for shares of beneficial interest in Acquiring Fund and the assumption by Acquiring Fund of all of the liabilities of Target Fund, following which Target Fund will distribute, or at Target Fund’s option, will cause Acquiring Fund to distribute, the shares in Acquiring Fund to Target Fund shareholders in liquidation and termination of Target Fund.  This opinion as to certain U.S. federal income tax consequences of the Reorganization is furnished to you pursuant to section 6.3(f) of the Agreement.  Capitalized terms not defined herein are used herein as defined in the Agreement.

Target Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  Shares of Target Fund are redeemable at net asset value at each shareholder’s option.  Target Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”).

Acquiring Company is registered under the 1940 Act as an open-end management investment company.  Shares of Acquiring Fund are redeemable at net asset value at each shareholder’s option.

For purposes of this opinion, we have considered the Agreement, the Combined Prospectus/Proxy Statement dated September 9, 2016 and such other items as we have deemed necessary to render this opinion.  In addition, each of Target Fund and Acquiring Fund has provided us with a letter dated as of the date hereof (collectively, the “Representation Letters”) representing as to certain facts, occurrences and information upon which each of Target Fund and Acquiring Fund has indicated that we may rely in rendering this opinion (whether or not contained or reflected in the documents and items referred to above).

In reviewing the foregoing materials, we have assumed, with your permission, the authenticity of original documents, the accuracy of copies, the genuineness of signatures, the legal capacity of signatories, and the proper execution of documents.  We have further assumed that (i) all parties to the Agreement and any other documents examined by us have acted, and will act, in accordance with the terms of such Agreement and documents, and that the Reorganization will be consummated pursuant to the terms and conditions set forth in the Agreement without the waiver or modification of any such terms and conditions; and (ii) all representations contained in the Agreement, as well as those representations contained in the Representation Letters, are true and complete.

Based on and subject to the foregoing and subject to the final paragraphs hereof, we are of the opinion that, for U.S. federal income tax purposes:

(i)

The transfer by Target Fund of all of its assets to Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by Acquiring Fund of all the liabilities of Target Fund, and the distribution of such shares to the Target Fund shareholders by Target Fund or, at Target Fund’s option, by Acquiring Fund, as provided in the Agreement, will constitute a “reorganization” under Section 368(a) of the Code, and Target Fund and Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

(ii)

Under Sections 361 and 357 of the Code, no gain or loss will be recognized by Target Fund upon (a) the transfer of all its assets to Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by Acquiring Fund of all the liabilities of Target Fund or (b) the distribution of the Acquiring Fund shares by Target Fund to its shareholders or, at Target Fund’s option, distribution by the Acquiring Fund of the Acquiring Fund shares to Target Fund shareholders, in liquidation of Target Fund.

(iii)

Under Section 1032 of the Code, no gain or loss will be recognized by Acquiring Fund upon receipt of the assets of Target Fund in exchange for Acquiring Fund shares and the assumption by Acquiring Fund of all liabilities of Target Fund.

(iv)

Under Section 354 of the Code, no gain or loss will be recognized by the shareholders of Target Fund upon the distribution to them by Target Fund or, at Target Fund’s option, the distribution to them by Acquiring Fund, of the Acquiring Fund shares in exchange for their shares of Target Fund.

(v)	Under Section 358 of the Code, the basis of the Acquiring Fund shares received by shareholders of Target Fund will be the same as the basis of the Target Fund shares exchanged therefor.

(vi)

Under Section 362(b) of the Code, the basis of Target Fund’s assets received by Acquiring Fund will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of Target Fund immediately prior to the transfer.

(vii)

Under Section 1223(1) of the Code, each shareholder’s holding period in the Acquiring Fund shares will be determined by including the period for which the shareholder held the shares of Target Fund exchanged therefor, provided that the shareholder held the Target Fund shares as a capital asset at the time of the exchange.

(viii)	Under Section 1223(2) of the Code, the holding period of Acquiring Fund with respect to Target Fund’s assets will include the period for which Target Fund’s assets were held by Target Fund.

(ix)

Acquiring Fund will succeed to and take into account those tax attributes of Target Fund that are described in Section 381(c) of the Code, subject to the conditions and limitations specified in the Code, the Treasury regulations thereunder, and existing court decisions and published interpretations of the Code and Treasury regulations.

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You should recognize that our opinions are not binding on the IRS. No ruling has been or will be obtained from the IRS as to the subject matter of this opinion and there can be no assurance that the IRS or a court of law will concur with the opinion set forth above.  Our opinion is based on the Code, Treasury Regulations, IRS rulings, judicial decisions, and other applicable authority, all as in effect on the date of this opinion.  The legal authorities on which this opinion is based may be changed at any time.  Any such changes may be retroactively applied and could modify the opinions expressed above. We undertake no obligation to update or supplement this opinion to reflect any such changes that may occur.

Very truly yours,

/s/ Ropes & Gray LLP
Ropes & Gray LLP